                             Quaker Investment Trust

                            Quaker Fixed Income Fund

                     SUPPLEMENT DATED APRIL 26, 2006 TO THE
         QUAKER FIXED INCOME FUND PROSPECTUS AND STATEMENT OF ADDITIONAL
                   INFORMATION ("SAI") DATED OCTOBER 28, 2005

On April 24, 2006, the shareholders of Quaker Fixed Income Fund (the "Fund"),  a series of Quaker Investment Trust (the "Trust"),  approved a Plan of Liquidation and Dissolution  for the Fund at a special meeting of shareholders  held on that date.

All  references  to the Fund in the  Prospectus  and SAI dated  October 28, 2005 should be deleted.

Shareholders of the Fund will be paid a liquidating distribution,  as well as be paid  any  dividends  and  capital  gains,  if any,  as  soon  as is  reasonably practicable.

Shareholders  should direct any questions about individual accounts to the Trust at 800-220-8888.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE